U.S.I. Holdings Corporation

“New Realities, New Solutions”

February, 2004

About Forward-Looking Statements

This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of U.S.I. Holdings Corporation, which may include statements about:

its business strategy; its financial strategy; its future operating results;

the integration of its operations with businesses or assets that it has acquired or may acquire in the future; competition from others in the insurance agency and brokerage business; future regulatory actions and conditions in the states in which it conducts its business; and its plans, objectives, expectations and intentions contained in this document that are not historical.

All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements. Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk Factors”, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.

Market Data

Shares Outstanding: 46,680,952 shares

52 Week Range: $9.68 – $14.73 per share

Market Capitalization: $452 – $688 million

Ticker / Listing: “USIH” / NASDAQ

Dividend: None

Analyst Research: David Sheusi JPMorgan

Jay Cohen Merrill Lynch

Charlie Gates CSFB

Jon Balkind Fox-Pitt

David Lewis SunTrust

Jason Busell KBW

Nick Pirsos Sandler O’Neill

USI Stock Price Performance

Relative Stock Price Performance Since IPO

USIH +43.0%

AJG +22.7%

BRO +8.7% WSH +5.8% HBG +1.8%

HRH -25.2%

USI Profile

A Market Leader

– 9th largest U.S. Broker – July 2003 Business Insurance

– Leading Benefits Broker (represents 45% of 2003 total revenues)

National Scale with a Local Presence

– 59 Offices in 19 states

– 400+ sales professionals

– Approximately 60,000 commercial clients

Middle Market Focus

– Approximately 1.1 million middle market businesses in the U.S.

– USI has less than 2% market penetration

– Aggregation of top ten brokers approximates only about 10% of this market

Broad Product Resources and Distribution Capability

– Property & casualty, health & welfare, and financial services

– 5 broad product categories – over 20 products and services

Demonstrated Cross-Selling Success

– 47% of top 400 clients with at least 2 broad product categories

Investment Highlights

Consistent organic growth through all market and economic cycles

– Diversified revenue mix

– Proven, proactive cross-selling capability

– 5 -10% growth

Focused strategy for EBITDA margin expansion

– 21.7% in 2003

– 28% in 3 to 5 years

Augment growth with accretive acquisitions

– Target at least 10% of prior year’s revenue

Experienced and motivated management team

– Substantial        % of personal net worth is in USI equity

– 5% of USI fully diluted ownership

USI’s Broad Array of Products and Services and Large Geographic Footprint Create Revenue Diversity

Diversified Revenue Stream

Property and Casualty 58%

Group Employee Benefits 27%

Specialized Benefits Services 15%

Total 2003 Revenues = $355 MM

National Scale and Local Presence

USI West Coast 24%

USI Midwest 7%

USI Northeast 44%

USI Southwest 10%

USI Southeast 16%

Corporate Retail Offices

Note: Percentage figures represent 2003 revenues

USI’s Broad Array of Products and Services . . .

Insurance Brokerage Segment

Property and Casualty

General Commercial Liability

Workers’ Compensation

Fidelity and Surety Bonds

Professional Liability

Personal Lines (Auto, Home, etc.)

Affinity Marketing

Group Employee Benefits

Health

Life

Disability

Dental

Specialized Benefits Services Segment

Core Benefits

Health and Welfare Consulting

Defined Contribution Consulting

Defined Benefit/Actuarial & Consulting, and Record keeping

Related Legal/Compliance Consulting, & Administration

Employee Benefits Outsourcing

Enrollment and Communication

Core Benefit Enrollment

Individual Life and Disability

Critical Care and Cancer Insurance

Executive and Professional

Bank Owned Life Insurance (BOLI)

Company Owned Life (COLI)

Executive Disability Income

Estate Planning

Individual Financial Planning

Historical Perspective

With several “housekeeping” issues now completed, USI is well positioned to leverage its strong operating platform to improve organic growth while pursuing selective strategic acquisitions

Acquisition Phase

Pursued acquisition strategy with a vision of building a national organization capable of distributing a broad range of financial products and services

Majority of over 90 acquisitions completed prior to December 31, 1999

Including acquisitions, revenues increased from $10.1 million in 1994 to $254.6 million in 1999

Limited integration of acquired businesses

Integration Phase

Consolidated acquisitions into 5 geographic regions & 1 product line operation

Improved operating and financial reporting standards

Strengthened internal controls

Standardized technology platforms

– Regional operations on AMS Sagitta

Reduced staff headcount; restructured select employment agreements

Increased revenue by $100M with same number of employees

Align Capital Structure

Exit non-core assets and use proceeds to reduce debt

IPO successfully completed

Debt/capital ratio significantly reduced

S&P upgrade

New credit facility

– Interest rate reduced

– Only 1% amortization

Common stock float increased from 9 million shares to 22 million shares

Controlled-Growth Phase

New 3 year strategic plan

7 consecutive quarters of positive cash flow from operations

Leverage strength of current platform to increase cross-selling penetration and improve organic growth

Proactively manage margin expansion and sales management process

Pursue selected acquisitions that provide significant opportunities to leverage existing infrastructure and expand product/service capabilities within operating regions/offices

1994 Late 1999 Early 2002 2003

Growth Momentum

Experienced Senior Management Team

Name Position Industry Experience Age

David Eslick Chairman, President and CEO 24 45

Tom O’Neil Chief Operating Officer 24 46

Jeff Jones Chief Marketing Officer 27 49

Bob Schneider EVP & Chief Financial Officer 25 50

Ed Bowler Senior VP, Corporate Development 16 47

Ernest Newborn Senior VP, General Counsel and Secretary 14 46

130 years experience – middle market brokerage

Experience with 200+ acquisitions sourced, completed, and integrated

Team has worked together in USI and other brokers for many years

Lean Corporate Office Strategy

Efficient but not bureaucratic

– 2% of total employment

Revenue growth will exceed corporate expense growth

– 5.5% of 2003 revenue

– 4% in 3—5 years

Senior management is close to key constituents – flat structure

– Operational managers

– Employees

– Clients

– Markets

Optimal Operational Oversight

Intensive review of all key indicators and results on a monthly basis

- Financial - Operational - Employees -Sales

Quarterly face to face meetings with key operating management and every six months with all operating management

Compliance with enterprise wide operational initiatives

- Sales Strategy

- Standardization

- Technology

- Risk Management

- Quality Process

- Practice Groups

Institutional Consistency

- Branding

- Financial

- Workflows

- Technology

- Policies

- Operational

- Sales Management

- Procedures

- Real Estate

USI Has Delivered on its Commitments—2002

2002 Commitments

Complete IPO

De-leverage balance sheet

Clean operational and financial results

8%—10% organic revenue growth

Margin expansion of 100 – 200 basis points

Strengthen management team

Results

On October 21, 2002, priced $90MM IPO at $10 per share; net proceeds from offering used to repay indebtedness under existing credit facility 9 Debt/capital ratio reduced from 68.5% pre-IPO to 40.1% at 12/31/02

Positive cash flow from operations (after interest expense) with no charges after first qtr 2002

8.1% in 2002

660 bpts reported, 300 bpts adjusted

Bob Schneider appointed CFO

Ed Bowler in charge of Corporate Development Tom O’Neil promoted to COO

Jeff Jones promoted to Chief Marketing Officer

USI Has Delivered on its Commitments—2003

2003 Commitments

Ratings upgrade

Restructure credit agreement

Clean operational and financial results

8%—10% organic revenue growth over the long term

EBITDA margin expansion

Acquire 10% prior year’s revenue

Results

April, 2003 S&P increased rating to BB- 9 Successful new facility ($125M term & $30M revolver)

7 consecutive quarters of earnings growth and positive cash flow from operations (after interest expense) with $35.5MM generated during 2003

223% earnings growth 2003 over 2002 9 7.7% average last 4 years, 4.7% in 2003 9 21.7% 2003 versus 19.3% 2002

Acquired $26 million of annualized revenue in 2003 LOI for DWP in January 2004 = $25 million revenue Pipeline in excess of $150 million

Proven Strategy and Opportunity

Top 15 clients ranked by revenues Cross Sell Matrix

Account Name Business Property & Package Casualty GL Umbrella Employee Benefits Auto WC Retirement Surety Enrollment Health Life Executive Benefits Disability 401K Voluntary Core Benefit P&C Pers. Life Disability Estate Comp Def.

Account 1

Account 2

Account 3

Account 4

Account 5

Account 6

Account 7

Account 8

Account 9

Account 10

Account 11

Account 12

Account 13

Account 14

Account 15

Sold business or currently being provided to client Proposed and pending Blocked or proposed; did not sell the account

Cross-Selling Enables USI to Increase Organic Revenue Growth, Improve Client Retention and Perpetuate Revenue Diversification

Strategy

Single distribution point for multiple products and services

Definition of cross-sell must be across five broad product categories

Compensation and recognition practices reinforce cross-selling culture

Aggressive local management of cross selling activities

Cross-selling is a MANDATORY activity

Benefits y Cross-selling leverages relationships by allowing clients to use one trusted advisor for all insurance and employee benefit needs

Improved client retention y Additional revenue from cross-selling enhances organic growth rates

Cross-selling perpetuates revenue diversification by encouraging sales from other product and service categories

Reduced acquisition costs due to leveraging existing relationships

Product diversification and cross selling opportunity is a differentiator in our M&A activities

Cross Selling Success

# of Product Top 15 Accounts Top 400 Accounts

Categories Sold 2002 2003 2002 2003

1 or more 15 15 400 400

2+ 10 14 173 189

3+ 7 9 66 67

4+ 4 3 25 28

5+ 0 0 0 2

Increase Decrease

Sales Management

Proactively manage sales behavior, real-time monitoring and forecasting

- Standardized weekly sales meetings across all offices

- Formalized goal setting and pipeline management process

- Senior management involvement in the sales process

- Formalized client stewardship process in all regions

- Standard technology platform for monitoring and forecasting sales

Integrated sales philosophy drives the culture

Personal accountability

“What you measure and review gets accomplished”

Organic Growth – Current (z) and Target (z)

• Formal stewardship process for all accounts over $50,000

• Increase penetration of cross selling across product lines

(-7%) (-11%)

Lost Business

• 8% of current business

• Shifting contracts to become more recurring

(-8%)

(-6%)

Non-Recurring

• Consistent and aggressive sales management nationally

• SFA for 100% of producers

• Actively manage pipeline

• Cross selling is mandatory

• Proactively recruiting producers

• Superior solutions for clients

• “Best Efforts” on large accounts

(+25%)

(+23%)

Gross New

• P&C and benefits provide balance

• Exposure units mitigate fluctuations

(+2%)

(+4%)

(-4%)

Rate / Exp.

USI Has Expanded its Margins Through Continued Revenue Growth and Vigorous Expense Control

Strategy For Margin Expansion

Continued revenue growth over fixed expenses

– Organic growth and fold-in acquisitions

Reduction in compensation expense ratios

– Continued streamlining of back-office operations and administrative functions

Reduction in operating expense ratios

– Internal and external benchmarking

– Sharing of best practices

Each 100 bps of EBITDA margin improvement has a $2.0 million cash earnings impact

Results

EBITDA margin

11.2%

2001A

17.8%

2002A

21.7%

2003A

23.4%

2004 Analyst

Strategy for Future Margin Expansion

Continued revenue growth over fixed corporate expenses

- Organic growth and acquisitions will drive corporate expense        % down from 5.5% to about 4.0% in 3 to 5 years

Reduction in compensation expense ratios

- Continued streamlining of back-office operations and administrative costs

- Use of technology and “single image” workflows to reduce administrative costs

- Elimination of duplicate functions performed in multiple locations (regionalization)

- Employee hire “rejustification” for both new and replacement positions

- Fold-in acquisitions and organic growth will leverage fixed local and regional overhead

- Peers are 400–500 bps lower

Reduction in operating expense ratios

- Internal and external benchmarking

- Consolidated purchasing to maximize volume pricing opportunities

- Standardized regional and local processes to take advantage of efficient best practices

- Peers are 100–300 bps lower

Incentive compensation program rewards margin improvement

Each 100 bps of EBITDA margin improvement has a $2.0 million cash earnings impact (approximately 5.0%)

Plan for Margin Expansion is Clear and Has Been Achieved in the Past by Peers

23.9% 21.1% 1997

25.7% 22.3% 1998

27.1%

24.9%

1999

26.8% 25.0% 2000

33.0%

26.0%

11.2%

2001

36.1%

28.1%

17.8%

2002

37.8%

29.1% 21.7%

2003

BRO HRH USI

USI Plans to Augment Organic Revenue Growth and Margin Expansion Through a Disciplined Acquisition Strategy

Highly fragmented industry with over 30,000 agencies within P&C brokerage, employee benefits, worksite marketing, etc.

– USI’s highly experienced management team has demonstrated its ability to identify, negotiate, consummate and integrate over 200 acquisitions

Disciplined acquisition strategy:

At least 10% of prior-year revenues in annualized acquired business

Strong management talent, with desire to grow beyond stand-alone capabilities

Must subscribe to USI cross-sell and management culture

Must show ability to grow organically at least 8% annually

Current geographic footprint

Fold-in acquisitions preferred

Must be accretive to cash earnings per share

Immediate and aggressive integration of acquired businesses

Avoid auctions

Every acquisition that initially meets USI’s criteria is thoroughly reviewed by senior management and the Board of Directors before entering into a binding purchase commitment with a potential target

2003 Acquisitions

Disciplined Criteria?

Agency Revenue (MM) Location Auction Footprint Price Accretive

Guild Agency $ 2.4 Westbury, NY No Yes Yes Yes

Hastings Tapley $ 11.8 Boston, Mass No Yes Yes Yes

BMI Insurance $ 4.5 Long Beach, CA No Yes Yes Yes

O’Leary-Kientz $ 4.1 Cincinnati, OH No Yes Yes Yes

Benefits Team $ 1.9 Houston, TX No Yes Yes Yes

Diversified Insurance $ 0.8 Chicago, IL No Yes Yes Yes

Total $ 25.5

= Meets = Does Not

U.S.I. Holdings Corporation

Financial Overview

USI Income Statement

($            in thousands) Year Ended

2003 2002 2001

Total Revenues $ 354,802 $ 328,196 $ 311,579

Operating Expenses 277,687 265,007 281,084

EBITDA 77,115 63,189 30,495

Non-Operating Expenses 45,684 52,771 69,817

Income (Loss) From Continuing Operations

Before Income Tax Expense/Benefit 31,431 10,418 (39,322)

Income Tax Benefit (3,885) (518) (4,645)

Net Income (Loss) From Continuing Operations 35,316 10,936 (34,677)

Income (Loss) From Discontinued Operations,

Net of Income Taxes 213 (13,751) (61,806)

Net Income (Loss) $ 35,529 $ (2,815) $ (96,483)

USI Balance Sheet

($            in thousands) Year Ended

2003 2002 2001

Assets

Operating Cash $ 46,137 $ 21,374 $ 30,832

Other Current Assets 281,466 254,461 266,055

Intangible Assets 318,915 280,130 282,189

Other Assets 24,141 23,541 51,784

Total Assets $ 670,659 $ 579,506 $ 630,860

Liabilities

Total Current Liabilities (a) $ 238,345 $ 235,734 247,967

Term Loan 124,688 29,521 112,500

Revolving Credit Facility - 56,075 73,475

Seller Notes and Other Debt 35,334 51,239 64,061

Total Debt 160,021 136,835 250,036

Other Liabilities 9,431 2,836 8,386

Total Liabilities $ 407,797 $ 375,405 $ 506,389

Total Stockholders’ Equity $ 262,862 $ 204,101 $ 124,471

Total Liabilities and Stockholders’ Equity $ 670,659 $ 579,506 $ 630,860

(a) Excluding current portion of long-term debt

Coverage & Leverage Analysis

($            thousands) Year Ended

2003 2002 2001

Debt:

Term Loan and Revolving Credit

Facility $ 124,688 $ 85,596 $ 185,975

Seller Notes and Other Debt 35,334 51,239 64,061

Total Debt $ 160,021 $ 136,835 $ 250,036

Stockholders’ Equity 262,862 204,101 124,471

Total Capitalization $ 422,883 $ 340,936 $ 374,507

EBITDA/Interest (a) 7.6x 3.3x 1.5x

Leverage:

Debt/EBITDA 2.1x 2.3x 7.1x

Debt/Total Capitalization 37.8% 40.1% 66.8%

FFO/Debt 42.8% 31.7% 4.4%

(a) EBITDA defined as revenues minus compensation and employee benefits and other operating expenses

The USI Story

Consistency of Organic Revenue Growth

– Revenue diversification

– Cross-selling

– Sales management

Significant Margin Expansion Opportunity

– 22% 28% in 3 to 5 years

Strong Acquisition Opportunities

– Growing high quality pipeline

– Disciplined approach

– USI story is attractive to target companies

Sales Management Structure

– Centrally managed and driven

– Behavior management

– Client retention

– Cross selling

– New account origination

Motivated and Focused Management Team

– Aligned on goals and strategies

Management Biographies

David L. Eslick—Chairman, President and Chief Executive officer

Mr. Eslick has been Chairman and Chief Executive Officer since January 2002 and has served as President since April 1999. Mr. Eslick has previously served as Chief Operating Officer since July 1998 and has been a director since July 1998. From January 1998 to July 1998, Mr. Eslick served as Executive Vice President for marketing and sales. From January 1997 to January 1998, Mr. Eslick served as Senior Vice President for marketing and sales. From October 1993 to January 1997, Mr. Eslick served as President and Chief Executive Officer of Acordia of Cincinnati, Inc., the Cincinnati, Ohio-based subsidiary of insurance broker Acordia, Inc. Mr. Eslick has over 23 years of industry experience

Thomas E. O’Neil—Senior Vice President, Chief Operating Officer

Mr. O’Neil became Chief Operating Officer in December 2002. Since 1999, he was Regional Chief Executive Officer of USI Northeast. From 1986 to 1999, he served as President of Carpenter & Pelton, Inc., a New York-based insurance broker acquired in 1996. Mr. O’Neil has over 22 years of industry experience

Jeffrey L. Jones—Senior Vice President, Chief Marketing Officer

Mr. Jones became CMO in December 2002. Since 1999, he was Regional Chief Operating Officer of USI West Coast. From 1994 to 1999, he served as Executive Vice President and Chief Operating Officer of TriWest Insurance Services, a Southern California-based insurance broker, acquired in 1994. Mr. Jones has over 25 years of industry experience

Management Biographies (cont’d)

Robert S. Schneider—Chief Financial Officer

Mr. Schneider joined USI in November 2002 and became Chief Financial Officer in March 2003. Prior to joining USI, Mr. Schneider served as Vice President Finance and Controller for Anthem Inc., where he was responsible for managing most financial functions as well as playing a key role in the financial and capital planning initiatives resulting in the company’s 2001 demutualization and $1.2 billion IPO. Mr. Schneider also served as Vice President of Mergers & Acquisitions at Anthem. Mr. Schneider has held senior financial management positions with publicly-traded insurance brokers Frank B. Hall & Co. Inc. and Acordia Inc.

Edward J. Bowler—Senior Vice President, Corporate Development

Mr. Bowler became Senior Vice President, Corporate Development in March 2003. Since October 2001, he had served as USI’s Senior Vice President and Chief Financial Officer and as Senior Vice President, Finance from January 2000 to October 2001. From September 1997 to January 2000, Mr. Bowler served in several financial and operational positions with USI. From October 1993 until September 1997, Mr. Bowler served as Chief Financial Officer of Acordia of San Francisco, Inc., the San Francisco subsidiary of Acordia. Mr. Bowler has over 15 years of industry experience

Ernest J. Newborn, II—Senior Vice President, General Counsel and Secretary

Mr. Newborn has served as Senior Vice President, General Counsel and Secretary since September 1998. From August 1997 to September 1998, Mr. Newborn served as Vice President of Anthem, Inc., an Indiana–based healthcare benefits and insurance company. From May 1994 to August 1997, Mr. Newborn served as Vice President, General Counsel and Secretary of Acordia, Inc. which, at the time of his tenure, was a publicly-held insurance brokerage and related financial services company. Mr. Newborn has over 12 years of industry experience

Board of Directors Biographies

Thomas A. Hayes

Mr. Hayes has served as a director since November 2002. Mr. Hayes is currently “of counsel” with the law firm of Keating, Muething and Klekamp. Previously, Mr. Hayes was a Vice President with KMK Consulting Company, LLC, an affiliate of Keating, Muething and Klekamp. Prior to joining KMK, Mr. Hayes served as Executive Vice President and Chief Operating Officer of Ohio Casualty Group. Additionally, Mr. Hayes spent 23 years in various senior management positions, including President of the Commercial Division of Great American Insurance Company, a subsidiary of American Financial Group. Currently, Mr. Hayes serves as a director for Infinity Property and Casualty Corporation and is a member of the American Institute for Chartered Property and Casualty Underwriters. He has also served as Chairman of The National Council on Compensation Insurance.

Robert F. Wright

Mr. Wright has served as a director since November 2002. Mr. Wright is President of Business Consultancy Robert F. Wright Associates, Inc. Mr. Wright served as a Senior Partner with Arthur Andersen LLP. Currently he serves as a director for Universal American Financial Corp., The Navigators Group, Inc. and U.S. Timberlands Company, L.P. Additionally, he is a member of the New York State Society of CPAs, the American Institute of CPAs and the National Association of Corporate Directors

L. Ben Lytle

Mr. Lytle has served as Director since May 2003. Mr. Lytle served as President of Anthem Insurance from March 1989 to April 1999 and as Chief Executive Officer of Anthem Insurance from March 1989 to October 1999, when he retired. He is an Executive-in-Residence at the University of Arizona School of Business, Adjunct Fellow and Trustee of the American Enterprise Institute and Senior Fellow and Trustee of the Hudson Institute. Mr. Lytle is also a director of Anthem, Inc., Duke Realty Corporation (real estate investment firm) and Monaco Coach Corporation (manufacturer of motor coaches and recreational vehicles). Mr. Lytle serves as Chairman of the Nominating and

Governance Committee and as a member of the Compensation Committee of the Board of Directors

Board of Directors Biographies (cont’d)

Richard M. Haverland

Mr. Haverland has held several senior management positions including Vice Chairman of Continental Corporation, Executie Vice President of American Premier Underwriters, and Executive Vice President of Great American Insurance Company. Earlier in his career, he served as President and Chief Operating Officer of The Progressive Corporation

Ronald E. Frieden

Mr. Frieden retired as a partner from Ernst & Young in 2003, after serving the organization for 38 years. Mr. Frieden’s focus was on public and private companies in property casualty, life and health insurance, insurance brokerage, real estate investment trust, retailing, bank and savings and loan, and manufacturing. Most recently, he served as National Practice Leader of Ernst & Young’s Blue Cross and Blue Shield Practice and independent review partner for seven of the Blue Cross and Blue Shield plans. Mr. Frieden has also served as President of the Indianapolis Chapter of the Indiana CPA Society and Chairperson of the Insurance Committee of the Indiana CPA Society as well as on the Accounting and Finance Committee of National Blue Cross and Blue Shield Association.

Robert A. Spass

Mr. Spass has served as a director since November 1999. Mr. Spass is a Partner at Capital Z Financial Services Fund II, L.P. Prior to co-founding Capital Z in 1998, Mr. Spass was the Managing Partner and Co-Founder of Insurance Partners I, L.P. Mr. Spass also was President and Chief Executive Officer of International Insurance Advisors, Inc., the management company of International Insurance Investors, L.P. Prior to joining International Insurance Investors, Mr. Spass was a director of investment banking at Salomon Brothers with responsibility for corporate finance relationships with the insurance industry. Prior to joining Salomon, Mr. Spass was a Senior Manager for Peat Marwick Main & Co., providing accounting and consulting services for the insurance industry. He currently serves on the board of directors of Universal American Financial Corporation, CERES Group, Inc., Lending Tree, Inc., Highlands Insurance Group and Aames Financial Corp.

U.S.I. Holdings Corporation

“New Realities, New Solutions”

February, 2004